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EXHIBIT 99.1

Main Street Bank 401(k) Profit Sharing Plan Annual Report

(see attached)

Form 5500 Department of the Treasury Internal Revenue Service Department of Labor Pension and Welfare Benefits Administration Pension Benefit Guaranty Corporation	Annual Return/Report of Employee Benefit Plan
This form is required to be filed under sections 104 and 4065 of the Employee Retirement Income Security Act of 1974 (ERISA) and sections 6039D, 6047(e), 6057(b), and 6058(a) of the Internal Revenue Code (the Code).
Complete all entries in accordance with
the Instruction to the Form 5500.	Official Use Only OMB Nos. 1210 - 0110 1210 - 0089 2001 This Form is Open to Public Inspection
Annual Report Identification Information
For the calendar plan year 2001 or fiscal plan year beginning , and ending .
A	This return/report is for:	(1) ☐	a multi-employer plan;	(3) ☐	a multiple-employer plan; or
		(2) ☒	a single-employer plan (other than a multiple-employer plan);	(4) ☐	a DFE (specify)
B	This return/report is:	(1) ☐	the first return/report filed for the plan;	(3) ☐	the final return/report filed for the plan;
		(2) ☐	an amended return/report;	(4) ☐	a short plan year return/report (less than 12 months).
C	If the plan is a collectively-bargained plan, check here					☐
D	If filing under an extension of time or the DFVC program, check box and attach required information (see instructions)					☒

Basic Plan Information—enter all requested information.
1a	Name of plan MAIN STREET BANK 401(K) PROFIT SHARING PLAN	1b	Three-digit plan number (PN) 001

		1c	Effective date of plan (mo., day, yr.) 01/01/1969

2a	Plan sponsor's name and address (employer, if for a single-employer plan) (Address should include room or suite no.)	2b	Employer Identification Number (EIN) 58-0152700

	MAIN STREET BANK, INC. 1122 PACE STREET	2c	Sponsor's telephone number 770-786-3441

	COVINGTON GA 30015	2d	Business code (see instructions) 522110

Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.

        Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules, statements and attachments, as well as the electronic version of the return/report. If it is being filed electronically, and to the best of my knowledge and belief, it is true, correct and complete.

/s/ JENNIFER W. EAVENSON Signature of plan administrator	9-13-02 Date	EAVENSON OR MILLIGAN OR HAY, III Typed or printed name of individual signing as plan administrator
/s/ JENNIFER W. EAVENSON Signature of employer/plan sponsor/DFE	9-13-02 Date	EAVENSON OR MILLIGAN OR HAY, III Typed or printed name of individual signing as employer, plan sponsor or DFE as applicable

For Paperwork Reduction Act Notice and OMB Control Numbers, see the instructions for Form 5500.        v4.1        Form 5500 (2001)

Form 5500 (2001)	Page 2
Official Use Only

3a	Plan administrator's name and address (if same as plan sponsor, enter "Same")	3b	Administrator's EIN

	SAME	3c	Administrator's telephone number

4	If the name and/or EIN of the plan sponsor has changed since the last return/report filed for this plan, enter the name, EIN and the plan number from the last return/report below:	b	EIN

a	Sponsor's name	c	PN

5	Preparer information (optional) a Name (including firm name, if applicable) and address	b	EIN

		c	Telephone number

6	Total number of participants at the beginning of the plan year	6	272

7	Number of participants as of the end of the plan year (welfare plans complete only lines 7a, 7b, 7c, and 7d)
a	Active participants	7a	430

b	Retired or separated participants receiving benefits	7b	0

c	Other retired or separated participants entitled to future benefits	7c	0

d	Subtotal. Add lines 7a, 7b, and 7c	7d	430

e	Deceased participants whose beneficiaries are receiving or are entitled to receive benefits	7e	0

f	Total. Add lines 7d and 7e	7f	430

g	Number of participants with account balances as of the end of the plan year (only defined contribution plans complete this item)	7g	368

h	Number of participants that terminated employment during the plan year with accrued benefits that were less than 100% vested	7h	27

i	If any participant(s) separated from service with a deferred vested benefit, enter the number of separated participants required to be reported on a Schedule SSA (Form 5500)	7i	32

8	Benefits provided under the plan (complete 8a through 8c, as applicable)
a	☒	Pension benefits (check this box if the plan provides pension benefits and enter the applicable pension feature codes from the List of Plan Characteristics Codes printed in the instructions):	2E	2F	2G	2J	2K	3E
b	☐	Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the List of Plan Characteristics Codes printed in the instructions):
c	☐	Fringe benefits (check this box if the plan provides fringe benefits)

9a	Plan funding arrangement (check all that apply)		9b	Plan benefit arrangement (check all that apply)
	(1)	☐ Insurance		(1)	☐ Insurance
	(2)	☐ Code section 412(i) insurance contracts		(2)	☐ Code section 412(i) insurance contracts
	(3)	☒ Trust		(3)	☒ Trust
	(4)	☐ General assets of the sponsor		(4)	☐ General assets of the sponsor

Form 5500 (2001)	Page 3
Official Use Only

10	Schedules attached (Check all applicable boxes and, where indicated, enter the number attached. See instructions.)
a	Pension Benefit Schedules					b	Financial Schedules
	(1)	☒		R	(Retirement Plan Information)		(1)	☒		H	(Financial Information)
	(2)	☒	1	T	(Qualified Pension Plan Coverage Information)		(2)	☐		I	(Financial Information—Small Plan)
		If a Schedule T is not attached because the plan is relying on coverage testing information for a prior year, enter the year
	(3)	☐		B	(Actuarial Information)		(3)	☐		A	(Insurance Information)
	(4)	☐		E	(ESOP Annual Information)		(4)	☐		C	(Service Provider Information)
	(5)	☒		SSA	(Separated Vested Participant Information)		(5)	☐		D	(DFE/Participating Plan Information)
							(6)	☐		G	(Financial Transaction Schedules)
							(7)	☒	1	P	(Trust Fiduciary Information)
						c	Fringe Benefit Schedule
								☐		F	(Fringe Benefit Plan Annual Information)

SCHEDULE H (Form 5500) Department of the Treasury Internal Revenue Service Department of Labor Pension and Welfare Benefits Administration Pension Benefit Guaranty Corporation	Financial Information

This schedule is required to be filed under Section 104 of the Employee Retirement Income Security Act of 1974 (ERISA) and section 6058(a) of the Internal Revenue Code (the Code).

File as an attachment to Form 5500.	Official Use Only OMB No. 1210.0110 2001 This Form is Open to Public Inspection.

For calendar year 2001 or fiscal plan year beginning , and ending , .

A	Name of Plan	B	Three-digit
MAIN STREET BANK 401(K) PROFIT SHARING PLAN			plan number >	001

C	Plan sponsor's name as shown on line 2a of Form 5500	D	Employer Identification Number
MAIN STREET BANK, INC.			58-0152700

Asset and Liabilitiy Statement

1	Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Report the value of the plan's interest in a commingled fund containing the assets of more than one plan on a line-by-line basis unless the value is reportable on lines 1c(9) through 1c(14). Do not enter the value of that portion of an insurance contract which guarantees, during this plan year, to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar. DFEs do not complete lines 1b(1), 1b(2), 1c(8), 1g, 1h, 1i, and, except for master trust investment accounts, also do not complete line 1d and 1e. See instructions.

Assets			(a) Beginning of Year	(b) End of Year

a	Total noninterest-bearing cash	a

b	Receivables (less allowance for doubtful accounts):

	(1)	Employer contributions		b(1)	5659	14893
	(2)	Participant contributions		b(2)	14694	36794
	(3)	Other		b(3)

c	General investments:
	(1)	Interest-bearing cash (incl. money market accounts and certificates of deposit)		c(1)	321222	433014
	(2)	U.S. Government securities		c(2)

	(3)	Corporate debt intruments (other than employer securites):
		(A)	Preferred	c(3)(A)
		(B)	All other	c(3)(B)

	(4)	Corporate stocks (other than employer securities):
		(A)	Preferred	c(4)(A)
		(B)	Common	c(4)(B)		471144

	(5)	Partnership/joint venture interests		c(5)
	(6)	Real estate (other than employer real property)		c(6)
	(7)	Loans (other than to participants)		c(7)
	(8)	Participant loans		c(8)	10197	31739
	(9)	Value of interest in common/collective trusts		c(9)
	(10)	Value of interest in pooled separate accounts		c(10)
	(11)	Value of interest in master trust investment accounts		c(11)
	(12)	Value of interest in 103-12 investment entities		c(12)
	(13)	Value of interest in registered investment companies (e.g., mutual funds)		c(13)	7,091,171	8,454,292
	(14)	Value of funds held in insurance co. general account (unallocated contracts)		c(14)
	(15)	Other		c(15)
d	Employer-related investments:

	(1)	Employer securities		d(1)
	(2)	Employer real property		d(2)
e	Buildings and other property used in plan operation			e
f	Total assets (add all amounts in lines 1a through 1e)			f	7,442,943	9,441,876

Liabilities
g	Benefits claims payable			g
h	Operating payables			h
i	Acquisition indebtedness			i
j	Other liabilities			j
k	Total liabilities (add all amounts in lines 1g through 1j)			k	0	0

Net Assets
l	Net assets (subtract line 1k from line 1f)			l	7,442,943	9,441,876

For Paper Work Reduction Act Notice and OMB Control Numbers, see the intructions for Form 5500.        v4.1        Schedule H (Form 5500) 2001

Income and Expense Statement

2	Plan income, expenses, and changes in net assets for the year. Include all income and expenses of the plan, including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar. DFEs do not complete lines 2a, 2b(1)(E), 2e, 2f, and 2g.
Income					(a) Amount	(b) Total

a	Contributions:
	(1)	Received or receivable in cash from: (A) Employers		a(1)(A)	236857
		(B)	Participants	a(1)(B)	624881
		(C)	Others (including rollovers)	a(1)(C)
	(2)	Noncash contributions		a(2)
	(3)	Total contributions. Add lines 2a(1)(A), (B), (C), and line 2a(2)		a(3)		861738
b	Earnings on investments:
	(1)	Interest
		(A)	Interest-bearing cash (including money market accounts and certificates of deposit)	b(1)(A)	9902
		(B)	U.S. Government securities	b(1)(B)
		(C)	Corporate debt instruments:	(1)(C)
		(D)	Loans (other than to participants)	b(1)(D)
		(E)	Participant loans	b(1)(E)	915
		(F)	Other	b(1)(F)	133981
		(G)	Total interest. Add lines 2b(1)(A) through (F)	b(1)(G)		144798
	(2)	Dividends: (A) Preferred stock		b(2)(A)
		(B)	Common stock	b(2)(B)
		(C)	Total dividends. Add lines 2b(2)(A) and (B)	b(2)(C)		0
	(3)	Rents		b(3)
	(4)	Net gain (loss) on sale of assets: (A) Aggregate proceeds		b(4)(A)
		(B)	Aggregate carrying amount (see instructions)	b(4)(B)
		(C)	Subtract line 2b(4)(B) from line 2b(4)(A) and enter result	b(4)(C)		0
	(5)	Unrealized appreciation (depreciation) of assets: (A) Real estate		b(5)(A)
		(B)	Other	b(5)(B)	-626482
		(C)	Total unrealized appreciation of assets. Add lines 2b(5)(A) and (B)	b(5)(C)		-626482
	(6)	Net investment gain (loss) from common/collective trusts		b(6)
	(7)	Net investment gain (loss) from pooled separate accounts		b(7)
	(8)	Net investment gain (loss) from master trust investment accounts		b(8)
	(9)	Net investment gain (loss) from 103-12 investment entities		b(9)
	(10)	Net investment gain (loss) from registered investment companies (e.g., mutual funds)		b(10)		-98661
c	Other income			c		135758
d	Total income. Add all income amounts in column (b) and enter total			d		417151
Expenses
e	Benefit payment and payments to provide benefits:
	(1)	Directly to participants or beneficiaries, including direct rollovers		e(1)	466897
	(2)	To insurance carriers for the provision of benefits		e(2)
	(3)	Other		e(3)
	(4)	Total benefit payments. Add lines 2e(1) through (3)		e(4)		466897
f		Corrective distributions (see instructions)		g
g		Certain deemed distributions of participant loans (see instructions)		g
h		Interest expense		h
i		Administrative expenses: (1) Professional fees		i(1)
	(2)	Contract adminstrator fees		i(2)
	(3)	Investment advisory and management fees		i(3)
	(4)	Other		i(4)
	(5)	Total administrative expenses. Add lines 2i(1) through (4)		i(5)		0
j	Total expenses. Add all expense amounts in column (b) and enter total			j		466897
Net Income and Reconciliation
k	Net income (loss) (subtract line 2j from line 2d)			k		-49746
l	Transfers of assets
	(1)	To this plan		l(1)		2,048,679
	(2)	From this plan		l(2)
Accountant's Opinion

3	The opinion of an independent qualified public accountant for this plan is (see instructions):
	a	Attached to this Form 5500 and the opinion is: (1) ☒ Unqualified (2) ☐ Qualified (3) ☐ Disclaimer (4) ☐ Adverse
	b	Not attached because:
(1) ☐ the form 5500 is filed for a CCT, PSA or MTIA.
(2) ☐ the opinion will be attached to the next Form 5500 pursuant to 29 CFR 2520.104-50.
	c	Also check this box if the accountant performed a limited scope audit pursuant to 29 CFR 2520.103-8 and/or 2520.103-12(d). ☐
	d	If an accountant's opinion is attached, enter the name and EIN of the accountant (or accounting firm)
	ERNST & YOUNG	34-6565596

Transactions During Plan Year
4	CCTs and PSAs do not complete Part IV, MTIAs, 103-12 IEs, and GIAs do not complete 4a, 4e, 4f, 4g, 4h, 4k, or 5. 103-12 IEs also do not complete 4j.

		During the plan year:		Yes	No	Amount

	a	Did the employer fail to transmit to the plan any participant contributions within the minimum time period described in 29 CFR 2510.3-102? (see instructions)	a	☐	☒
	b	Were any loans by the plan or fixed income obligations due the plan in default as of the close of plan year or classified during the year as uncollectible? Disregard participant loans secured by participant's account balance. (Attach Schedule G (Form 5500) Part I if "Yes" is checked).	b	☐	☒
	c	Were any leases to which the plan was a party in default or classified during the year as uncollectible? (Attach Schedule G (Form 5500) Part II if "Yes" is checked).	c	☐	☒
	d	Did the plan engage in any nonexempt transaction with any party-in-interest? (Attach Schedule G (Form 5500) Part III if "Yes" is checked).	d	☐	☒
	e	Was this plan covered by a fidelity bond?	e	☒	☐	5,000,000
	f	Did the plan have a loss, whether or not reimbursed by the plan's fidelity bond, that was caused by fraud or dishonesty?	f	☐	☒
	g	Did the plan hold any assets whose current value was neither readily determinable on an established market nor set by an independent third party appraiser?	g	☐	☒
	h	Did the plan receive any noncash contributions whose value was neither readily determinable on an established market nor set by an independent third party appraiser?	h	☐	☒
	i	Did the plan have assets held for investment? (Attach schedule(s) of assets if "Yes" is checked, and see instructions for format requirements)	i	☒	☐
	j	Were any plan transactions or series of transactions in excess of 5% of the current value of plan assets? (Attach schedule of transactions if "Yes" is checked and see instructions for format requirements).	j	☐	☒
	k	Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan or brought under the control of the PBGC?	k	☐	☒

5a	Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of any plan assets that reverted to the employer this year ☐ Yes ☒ No Amount
5b	If, during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions).
5b(1) Name of plan(s)	5b(2) EIN(s)	5b(3) PN(s)

ATTACHMENT FOR ITEM 41 OF SCHEDULE H
SCHEDULE OF ASSETS HELD FOR INVESTMENT
PURPOSES AT THE END OF YEAR

COMPANY NAME:    MAIN STREET BANK
 PLAN NAME:    MAIN STREET BANK 401(K) PROFIT SHARING PLAN
 PLAN NUMBER:    001

(a)	(b) Identity of issue, borrower, lessor, or similar party	(c) Description of investment including maturity date rate of interest, collateral, par, or maturity value	(d) Cost	(e) Current Value
	LORD ABBETT	AFFILIATED CLASS A		2581363

	LORD ABBETT	ALPHA FUND CLASS A		719064

	LORD ABBETT	BOND-DEBENTURE CLASS A		1178219

	LORD ABBETT	DEVELOPING GROWTH CLASS A		1166581

	LORD ABBETT	INVESTMENT BALANCED SERIES CLASS A		284649

	MAIN STREET BANK STOCK	MAIN STREET BANK STOCK		471144

	LORD ABBETT	MID-CAP VALUE FUND—CLASS A		1131955

	LORD ABBETT	MONEY MARKET		433014

	LORD ABBETT	RESEARCH FUND—LARGE CAP CLASS A		1000570

	LORD ABBETT	SECURITIES TRUST—INTERNATIONAL CLASS A		391891

	PARTICIPANT LOANS	PARTICIPANT LOANS		31739

SCHEDULE P (FORM 5500)	Annual Return of Fiduciary of Employee Benefit Trust	Official Use Only OMB No. 1210-0110
	This schedule may be filed to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).	2001
Filing this form will start the running of the statute of limitations under section
	6501(a) for any trust described in section 401(a) that is exempt from tax	This Form is Open to
Department of the Treasury	under section 501(a).	Public Inspection.
Internal Revenue Service	File as an attachment to Form 5500 or 5500-EZ.

For trust calendar year 2001 or fiscal year beginning , and ending , .

1a	Name of trustee or custodian
EAVENSON OR MILLIGAN OR HAY, III

b	Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500 or 5500-EZ.)
1122 PACE STREET

c	City or town, state, and ZIP code
COVINGTON GA 30015

2a	Name of trust
MAIN STREET BANK 401(K) PROFIT SHARING PLAN

b	Trust's employer identification number 58-1968188

3	Name of plan if different from name of trust

4	Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the plan(s)?	☒	Yes	☐	No

5	Enter the plan sponsor's employer identification number as shown on Form 5500 or 5500-EZ 58-0152700

Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.
Signature of fiduciary /s/ JENNIFER W. EAVENSON Date 9-13-02

For the Paperwork Reduction Notice and OMB Control Numbers, v4.1 see the Instructions for Form 5500 or 5500-EZ.			Schedule P (Form 5500) 2001

SCHEDULE R (Form 5500) Department of the Treasury Internal Revenue Service Department of Labor Pension and Welfare Benefits Administration Pension Benefit Guaranty Corporation	Retirement Plan Information

This schedule is required to be filed under sections 104 and 4065 of the
Employee Retirement Security Act of 1974 (ERISA) and section 6058(a) of the
Internal Revenue Code (the Code).

File as an Attachment to Form 5500.	Official Use Only OMB. No. 1210-0110 2001 This Form is Open to Public Inspection.

For calendar year 2001 of fiscal plan year beginning , and ending , .

A Name of plan MAIN STREET BANK 401(K) PROFIT SHARING PLAN	B Three-digit plan number	001

C Plan sponsor's name as shown on line 2a of Form 5500 MAIN STREET BANK, INC	D Employer Identification Number 58-0152700
Part I Distributions

All references to distributions relate only to payments of benefits during the plan year.
1	Total value of distributions paid in property other than in cash or the forms of property specified in the instructions	1 $
2	Enter the EIN(s) of payor(s) who paid benefits on behalf of the plan to participants or beneficiaries during the year (if more than two, enter EINs of the two payors who paid the greatest dollar amounts of benefits). 39-2014682
Profit sharing plans, ESOPs, and stock bonus plans, skip line 3.
3	Number of participants (living or deceased) whose benefits were distributed in a single sum, during the plan year	3
Part II Funding Information (if the plan is not subject to the minimum funding requirements of section 412 of the Internal Revenue Code or ERISA section 302, skip this Part)

4	Is the plan administrator making an election under Code section 412(c)(8) or ERISA section 302(c)(8)?	☐ Yes ☐ No ☐ N/A
If the plan is a defined benefit plan, go to line 7.
5	If a waiver of the minimum funding standard for a prior year is being amortized in this plan year, see instructions, and enter the date of the ruling letter granting the waiver.	Month Day Year
If you completed line 5, complete lines 3, 9, and 10 of Schedule B and do not complete the remainder of this schedule.
6a	Enter the minimum required contribution for this plan year	6a $
b	Enter the amount contributed by the employer to the plan for this plan year	6b $
c	Subtract the amount in line 6b from the amount in line 6a. Enter the result (enter a minus sign to the left of a negative amount)	6c $
If you completed line 6c, do not complete the remainder of this schedule.

7	If a change in actuarial cost method was made for this plan year pursuant to a revenue procedure providing automatic approval for the change or a class ruling letter, does the plan sponsor or plan administrator agree with the change?	☐ Yes ☐ No ☐ N/A
Do not complete line 8, if the plan is a multiemployer plan or a plan with 100 or fewer participants during the prior plan year (see inst.).
8	Is the employer electing to compute minimum funding for this plan year using the transitional rule provided in Code section 412(l)(11) and ERISA section 302(d)(11)?	☐ Yes ☐ No ☐ N/A

Part III Amendments

9	If this is a defined benefit pension plan, were any amendments adopted during this plan year that increased the value of benefits? (see instructions)	☐ Yes ☐ No
For Paperwork Reduction Act Notice and OMB Control Numbers, see the Instructions for Form 5500. v4.1 Schedule R (Form 5500) 2001

		Official Use Only
SCHEDULE SSA (Form 5500)	Annual Registration Statement Identifying Separated Participants With Deferred Vested Benefits	OMB No. 1210-0110
	Under Section 6057(a) of the Internal Revenue Code	2001
Department of the Treasury Internal Revenue Service	> File as an attachment to Form 5500 unless box 1b is checked.	This Form is NOT Open to Public Inspection.

For calendar year 2001 or fiscal plan year beginning , and ending ,

A Name of plan MAIN STREET BANK 401(K) PROFIT SHARING PLAN		B Three-digit plan number >	001

C Plan sponsor's name as shown on line 2a of Form 5500		D Employer Identification Number
MAIN STREET BANK, INC.		58-0152700

1a ☒	Check here if additional participants are shown on attachments. All attachments must include the sponsor's name, EIN, name of plan, plan number, and column identification letter for each column completed for line 4.

1b ☐	Check here if plan is a government, church or other plan that elects to voluntarily file Schedule SSA. If so, complete lines 2 through 3c, and the signature area. Otherwise, complete the signature area only.

2	Plan sponsor's address (number, street, and room or suite no.) (If a P.O. box, see the instructions for line 2.)

City or town, state, and ZIP code

3a	Name of plan administrator (if other than sponsor)

3b	Administrator's EIN

3c	Number, street, and room or suite no. (If a P.O. box, see the instructions for line 2.)

City or town, state, and ZIP code

Under penalties of perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true, correct, and complete.
Signature of plan administrator >	/s/ JENNIFER W. EAVENSON
Phone number of plan administrator >	770-786-3441	Date >	9-13-02

For Paperwork Reduction Act Notice and OMB Control Numbers, see the instructions for Form 5500		v4.1	Schedule SSA (Form 5500) 2001

		Official Use Only
SCHEDULE T (Form 5500)	Qualified Pension Plan Coverage Information	OMB No. 1210-0110
	This form is required to be filed under section 6058(a) of the Internal Revenue Code (the Code).	2001

Department of the Treasury Internal Revenue Service	File as an attachment to Form 5500	This Form is Open to Public Inspection.

For calendar year 2001 or fiscal plan year beginning                  and ending                  .

A Name of plan	B Three-digit plan number
MAIN STREET BANK 401(K) PROFIT SHARING PLAN	001

C Plan sponsor's name as shown online 2a of Form 5500	D Employer Identification Number
MAIN STREET BANK, INC.	58-0152700

Note: If the plan is maintained by:

  •
  More than one employer and benefits employees who are not collectively-bargained employees, a separate Schedule T may be required for each employer (see the Instruction for line 1).

  •
  An employer that operates qualified separate lines of business (QSLOBs) under Code section 414(r), a separate Schedule T may be required for each QSLOB (see the Instruction for line 2).

1	If this schedule is being filed to provide coverage information regarding the noncollectively bargained employees of an employer participating in a plan maintained by more than one employer, enter the name and EIN of the participating employer:
1a	Name of participating employer	1b Employer Identification number

2	If the employer maintaining the plan operates QSLOBs, enter the following information:
a	The number of QSLOBs that the employer operates is ___________________.
b	The number of such QSLOBs that have employees benefits under this plan is _________________.
c	Does the employer apply the minimum coverage requirements to this plan on an employer-wide rather than an QSLOB basis? ☐Yes ☐No
d	If the entry on line 2b is two or more and line 2c is "No," identify the QSLOB to which the coverage information given online 3 or 4 relates.

3	Exceptions — Check the box before each statement that described the plan or the employer. Also see instructions.
If you check any box, do not complete the rest of this Schedule.
a	☐ The employer employs only highly compensated employees (HCEs).
b	☐ No HCEs benefited under the plan at anytime during the plan year.
c	☐ The plan benefits only collectively-bargained employees.
d	☒ The plan benefits all nonexcludable nonhighly compensated employees of the employer (as defied in Code sections 414(b), (c), and (m)), including leased employees an self-employed individuals.
e	☐ The plan is treated as satisfying the minimum coverage requirements under Code section 414(b)(6)(C).

For Paperwork Reduction Act Notice and OMB control Numbers, see the instructions for Form 5500.
v4.1    Schedule T (Form 5500) 2001

Schedule T (Form 5500) 2001	Page 2

Official Use Only

4	Enter the date the plan year began for which coverage data is being submitted.			Month Day Year
a	Did any leased employees perform services for the employer at any time during the plan year?			☐ Yes ☐ No
b	In testing whether the plan satisfies the coverage and nondiscrimination tests of Code sections 410(b) and 401(a)(4), does the employer aggregate plans?			☐ Yes ☐ No
c	Complete the following:
	(1)	Total number of employees of the employer (as defined in Code section 414(b), (c), and (m)), including leased employees and self-employed individuals	c(1)

	(2)	Number of excludable employees as defined in IRS regulations (see instructions)	c(2)

	(3)	Number of nonexcludable employees. (Subtract line 4c(2) form line 4c(1))	c(3)

	(4)	Number of nonexcludable employees (line 4c(3)) who are HCEs	c(4)

	(5)	Number of nonexcludable employes (line 4c(3)) who benefit under the plan	c(5)

	(6)	Number of benefiting nonexcludable employees (line 4c(5)) who are HCEs	c(6)

d	Enter the plan's ratio percentage and, if applicable, identify the disaggregated part of the plan to which the information on lines 4c and 4d pertains (see instructions)		d	%

e	Identify any disaggragated part of the plan and enter the ratio percentage of exception (see instructions).
	Disaggregated part:	Ratio Percentage:	Exception:
(1)

(2)

(3)

        This plan satisfies the coverage requirements on the basis of (check one):
(1)☐ the ratio percentage test    (2)☐ average benefit test

SUMMARY ANNUAL REPORT

FOR MAIN STREET BANK 401(K) PROFIT SHARING PLAN

        This is a summary of the annual report for the Main Street Bank 401(k) Profit Sharing Plan, EIN 58-0152700, Plan No. 001, for the period January 1, 2001 through December 31, 2001. The annual report has been filed with the Pension and Welfare Benefits Administration, U.S. Department of Labor, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

Basic Financial Statement

        Benefits under the plan are provided through a trust fund. Plan expenses were $466,897. These expenses included $466,897 in benefits paid to participants and beneficiaries. A total of 430 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

        The value of plan assets, after subtracting liabilities of the plan, was $9,441,876 as of December 31, 2001, compared to $7,442,943 as of January 1, 2001. During the plan year the plan experienced an increase in its net assets of $1,998,933. This increase includes unrealized appreciation and depreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $417,151 including employer contributions of $236,857, employee contributions of $624,881, and earnings from investments of $(580,345).

Your Rights to Additional Information

        You have the right to receive a copy of the full annual report, or any part thereof, on request. The items listed below are included in that report.

1.
an accountant's report;

2.
financial information; and

3.
assets held for investment.

        To obtain a copy of the full annual report, or any part thereof, write or call Main Street Bank, Inc., 1122 Pace Street, Covington, GA 30015, (770) 786-3441.

        You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes, or both. If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report.

        You also have the legally protected right to examine the annual report at the main office of the plan (Main Street Bank, Inc., 1122 Pace Street, Covington, GA 30015) and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, Room N1513, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

1

Form 7004 (Rev. October 2000) Department of the Treasury Internal Revenue Service	Application for Automatic Extension of Time To File Corporation Income Tax Return	OMB No. 1545-0233

Name of corporation	MAIN STREET BANK, INC. & SUBSIDIARIES F/N/A FIRST STERLING BANKS, INC. & SUBS	Employer Identification number 58-2104977

Number, street, and room or suite no. (If a P.O. box, or outside the United States, see instructions.) 1122 PACE STREET

City or town, state, and ZIP code
COVINGTON	GA	30014

Check type of return to be filed:
☐ Form 990-C	☐ Form 1120-FSC	☐ Form 1120-PC	☐ Form 1120S
☒ Form 1120	☐ Form 1120-H	☐ Form 1120-POL	☐ Form 1120-SF
☐ Form 1120-A	☐ Form 1120-L	☐ Form 1120-REIT
☐ Form 1120-F	☐ Form 1120-ND	☐ Form 1120-RIC

• Form 1120-F filers:	Check here if the foreign corporation does not maintain an office or place of business in the United States -->☐

1	Request for Automatic Extension (see instructions)
a	Extension date. I request an automatic 6-month (or, for certain corporations, 3-month) extension of time until  SEPTEMBER 16,2002, to file the income tax return of the corporation named above for -->☒ calendar year 2001 or -->☐ tax year beginning , , and ending ,
	b	Short tax year. If this tax year is for less than 12 months, check reason:
☐ Initial return ☐ Final return ☐ Change in accounting period ☐ Consolidated return to be filed

2		Affiliated group members (see instructions). If this application also covers subsidiaries to be included in a consolidated return, provide the following information:

Name and address of each member of the affiliated group	Employer Identification number	Tax period

SEE STATEMENT 1

3	Tentative tax (see instructions)	3	8,287,767.

4	Payments and refundable credits: (see instructions)
a	Overpayment credited from prior year	4a	822,767.

b	Estimated tax payments for the tax year	4b	7,465,000.

c	Less refund for the tax year applied for on Form 4466	4c	( )	-->	4d	8,287,767.

e	Credit for tax paid on undistributed capital gains (Form 2439)				4e

f	Credit for Federal tax on fuels (Form 4136)				4f

5	Total. Add lines 4d through 4f (see Instructions)	5	8,287,767.

6	Balance due. Subtract line 5 from line 3. Deposit this amount using the Electronic Federal Tax Payment System (EFTPS) or with a Federal Tax Deposit (FTD) Coupon (see instructions)	6	NONE

Signature. Under penalties of perjury, I declare that I have been authorized by the above-named corporation to make this application, and to the best of my knowledge and belief, the statements made are true, correct, and complete.
/s/ LAUREN W. ALFORD (Signature of officer or agent)	CPA (Title)	3/13/02 (Date)

For Paperwork Reduction Act Notice, see Instructions.		Form 7004 (Rev. 10-2000)
ERNST & YOUNG, LLP 34-6565596 MEMPHIS, TN 38103

MAIN STREET BANK, INC. & SUBSIDIARIES	58-2104977
FORM 7004—AFFILIATED GROUP MEMBERS

NAME AND ADDRESS OF EACH MEMBER OF THE GROUP	EMPLOYER ID NUMBER	TAX PERIOD
MAIN STREET BANK 1134 CLARK STREET, COVINGTON, GA 30014	58-0152700	12/31/2001
WILLIAMSON, MUSSELWHITE AND MAIN STREET INS. INC. 1134 CLARK STREET, COVINGTON, GA 30014	58-1147811	12/31/2001
MSB HOLDINGS, INC. 300 DELAWARE AVE., WILMINGTON, DE 19801	51-0413222	12/31/2001

QuickLinks

  EXHIBIT 99.1
SUMMARY ANNUAL REPORT
FOR MAIN STREET BANK 401(K) PROFIT SHARING PLAN
Basic Financial Statement
Your Rights to Additional Information